UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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                              Alfacell Corporation
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      paid previously. Identify the previous filing by registration statement
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

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JANUARY 27, 2005

To Our Stockholders:

      We are pleased to notify you that the annual meeting of stockholders (the "Annual Meeting") of Alfacell Corporation, a Delaware corporation ("Alfacell" or the "Company") will be held at the Somerset Marriott Hotel, 110 Davidson Avenue, Somerset, New Jersey, 08873 on Thursday, January 27, 2005 at 1:00 p.m. local time, for the following purposes:

      1.    To elect eight directors, each for a term of one year (Proposal
            No.1);

      2. To ratify the appointment of J.H. Cohn LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending July 31, 2005 (Proposal No. 2); and

      3. To transact such other matters as may properly come before the Annual Meeting or any adjournment thereof.

      Only stockholders of record of the Company's Common Stock, par value $.001 per share (the "Common Stock"), at the close of business on November 29, 2004 are entitled to vote at the Annual Meeting or at any postponement or adjournment.

      We hope that as many stockholders as possible will personally attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete the enclosed proxy card and sign, date and return it promptly so that your shares will be represented. Sending in your proxy will not prevent you from voting in person at the Annual Meeting.

                                        By Order of the Board of Directors,


                                        _________________________________

                                        Kuslima Shogen
                                        Chief Executive Officer and Chairman
                                        of the Board

December 13, 2004

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PROXY STATEMENT AND NOTICE OF .............................................  3

ANNUAL MEETING OF STOCKHOLDERS ............................................  3

ABOUT THE MEETING .........................................................  3

   What is the purpose of the Annual Meeting? .............................  3

   Who is entitled to vote? ...............................................  3

   Who can attend the meeting? ............................................  3

   What constitutes a quorum? .............................................  3

   How do I vote? .........................................................  3

   Can I vote by telephone or electronically? .............................  4

   Can I change my vote after I return my proxy card? .....................  4

   What are the Board's recommendations? ..................................  4

   What vote is required to approve each item? ............................  4

STOCK OWNERSHIP ...........................................................  5

   Who are the largest owners of Alfacell's stock? ........................  5

   How much stock do Alfacell's directors and executive officers own? .....  6

   Section 16(a) beneficial ownership reporting compliance ................  7

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS ...................................  8

   Nominees standing for election to the Board ............................  9

   Business experience of nominees to the Board ...........................  9

   Board recommendation and stockholder vote required ..................... 11

   How often did the Board meet during 2004? .............................. 11

   How are directors compensated? ......................................... 11

DIRECTORS' STOCK OPTIONS .................................................. 12

BOARD COMMITTEE MEMBERSHIP ................................................ 12

   What committees has the Board established? ............................. 12

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS ................... 14

PRINCIPAL ACCOUNTANT FEES AND SERVICES .................................... 15

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
OPTION VALUES ............................................................. 16

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION ............... 17

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ............ 17

   Chief Executive Officer's Compensation ................................. 17

STOCKHOLDER RETURN PERFORMANCE GRAPH ...................................... 18

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ............................ 18

PROPOSAL NO. 2 -- RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM ........................................................... 19

   Board recommendation and stockholder vote required ..................... 19

CODE OF ETHICS ............................................................ 19

STOCKHOLDERS' PROPOSALS ................................................... 20

GENERAL ................................................................... 20

OTHER MATTERS ............................................................. 20

                              Alfacell Corporation
                              225 Belleville Avenue
                          Bloomfield, New Jersey 07003

                         ------------------------------

                          PROXY STATEMENT AND NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS

                         ------------------------------

      This proxy statement contains information related to the Annual Meeting of stockholders of Alfacell Corporation to be held on Thursday, January 27, 2005, beginning at 1:00 p.m., at the Somerset Marriott Hotel, 110 Davidson Avenue, Somerset, New Jersey, 08873 and at any postponements or adjournments thereof. The approximate date of mailing for this proxy statement and card as well as a copy of Alfacell's 2004 Annual Report is December 13, 2004.

                                ABOUT THE MEETING

What is the purpose of the Annual Meeting?

      At Alfacell's Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including:

      o     the election of directors;

      o the ratification of our independent registered public accounting firm.

      In addition, management will report on our performance during 2004 and respond to questions from stockholders.

Who is entitled to vote?

      Only stockholders of record at the close of business on the record date, November 29, 2004, are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon. There are no cumulative voting rights.

Who can attend the meeting?

      All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote on the record date, will constitute a quorum, permitting the meeting to conduct its business. As of November 29, 2004, the record date, approximately 35,239,445 shares of Alfacell's Common Stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered present at the meeting.

How do I vote?

      If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder as of the record date and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy card from the institution that holds their shares.

Can I vote by telephone or electronically?

      No. We have not instituted any mechanism for telephone or electronic voting. However, "street name" stockholders may be able to vote electronically through their brokers. If so, instructions regarding electronic voting will be provided by the broker as part of the package which includes this proxy statement.

Can I change my vote after I return my proxy card?

      Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with Alfacell's Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

      o     FOR election of the nominated slate of directors (see page 9);

      o FOR ratification of the appointment of J.H. Cohn LLP as Alfacell's independent registered public accounting firm (see page 19);

      Pursuant to the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, with respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

      Election of directors. The affirmative vote of a plurality of the votes cast at the meeting, represented in person or by proxy and entitled to vote, is required for the election of directors.

      Other proposals. For each other proposal, the affirmative vote of the holders of at least a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.

      Votes cast "FOR" a proposal constitute affirmative votes. A properly executed proxy card marked "WITHHOLD" or "ABSTAIN" with respect to any such matter will not be voted on such matter, although it will be counted for purposes of determining whether there is a quorum and in determining the number of shares necessary for approval of such matter. Accordingly, a "WITHHOLD" or "ABSTAIN" will have the effect of a negative vote.

      Broker non-votes. Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), such broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum; however, with respect to proposals which require the affirmative vote of a percentage of shares present at the Annual Meeting and entitled to vote on such proposal for approval, such broker non-votes will be treated as not present for purposes of determining the outcome of any such matter. With respect to proposals which require the affirmative vote of a percentage of the outstanding shares for approval, since such broker non-votes are not cast "FOR" a particular matter, they will have the same effect as negative votes or votes cast "AGAINST" such proposals.

                                 STOCK OWNERSHIP

Who are the largest owners of Alfacell's stock?

      The following table sets forth certain information as of October 31, 2004 concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's voting stock, except for Ms. Shogen which is as of November 24, 2004.

Name and address of beneficial               Aggregate number of shares     Percent of shares
owner or identity of group                       beneficially owned           outstanding(1)
-------------------------------------        --------------------------     -----------------
McCash Family Limited Partnership                   7,671,331(2)                  19.3%
N3820 S. Grand Oak Drive
Iron Mountain, MI 49801

McCash, James O., and Trust                         2,678,032(3)                   7.6%
N3820 S. Grand Oak Drive
Iron Mountain, MI 49801

The Knoll Group(4)                                  3,333,180(5)                   8.9%
200 Park Avenue, Suite 3900
New York, NY 10166

Michael A. Roth and Brian J. Stark(6)               2,083,716(7)                   6.2%
3600 South Lake Drive
St. Francis, WI 53235

Kuslima Shogen                                      1,181,445(8)                   3.3%
c/o Alfacell Corporation
225 Belleville Avenue
Bloomfield, NJ 07003

----------
(1) The percentage of stock outstanding for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of the date of the calculation by (ii) the sum of (A) the number of shares of Common Stock outstanding as of the date of the calculation, plus (B) the number of shares issuable upon exercise of options or warrants held by such stockholder which were exercisable as of the date of the calculation or which will become exercisable within 60 days after the date of the calculation.

(2) Includes 5,149,769 shares subject to Warrants which are currently exercisable or which will become exercisable within 60 days of October 31, 2004. This information concerning the stock ownership of the McCash Family Limited Partnership was obtained from the Schedule 13D filed with the Securities and Exchange Commission on September 24, 2004.

(3) Includes 120,000 shares subject to Warrants, a Convertible Note that when due will convert into 224,931 shares of Common Stock and 224,931 shares subject to Warrants, all currently exercisable or which will become exercisable within 60 days of October 31, 2004. This information concerning the stock ownership of the McCash, James O., and Trust was obtained from the Schedule 13G filed with the Securities and Exchange Commission on September 24, 2004.

(4) Pursuant to Section 13(d)(3) of the Exchange Act and for purposes of this table, Knoll Capital Management LP, Fred Knoll and Europa International, Inc. are deemed to be a "group" and therefore are collectively referred to as The Knoll Group.

(5) Includes 1,185,000 Warrants all of which are currently exercisable in to shares of Common Stock as of October 31, 2004. This information concerning the stock ownership of Knoll Capital Management was obtained from the
      Schedule 13G filed with the Securities and Exchange Commission on August 25, 2004.

(6) Michael A. Roth and Brian J. Stark are the joint and indirect owners of the aforementioned stock. They are the founding members and direct the management of Staro Asset Management, L.L.C., a Wisconsin limited liability company ("Staro"). Staro acts as investment manager and has sole power to direct the management of SF Capital Partners, Ltd., a British Virgin Islands company ("SF Capital"), which directly holds all of the shares of Common Stock. Through Staro, Messrs. Roth and Stark possess sole voting and dispositive power over all of the foregoing shares. This information concerning the stock ownership of Messrs. Roth and Stark was obtained from the Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2004.

(7) This does not include 1,041,858 shares of Common Stock that are issuable to the stockholders pursuant to certain outstanding warrants, because as of October 31, 2004 such warrants were not exercisable nor will they automatically become exercisable within 60 days after October 31, 2004.

(8) As of November 24, 2004. Includes 645,445 shares underlying options which are currently exercisable or which will become exercisable within 60 days after November 23, 2004 and 110,000 shares underlying warrants which are currently exercisable or which will become exercisable within 60 days after November 24, 2004.

How much stock do Alfacell's directors and executive officers own?

      The table below shows the amount of Alfacell Common Stock beneficially owned (unless otherwise indicated) by Alfacell's directors and executive officers individually, and Alfacell's directors and executive officers as a group. All information is as of October 31, 2004, except for Ms. Shogen which is as of November 24, 2004.

                                                                                  Aggregate
                                                                               number of shares      Percent of
Name and address of beneficial                                                   beneficially          shares
owner or identity of group(1)                            Position                  owned(2)        outstanding(3)
-----------------------------------------      ----------------------------    ----------------    --------------
Kuslima Shogen                                 Chief Executive Officer,          1,181,445(4)           3.3%
                                               Chairman of the Board

John P. Brancaccio                             Director                             13,750(5)             *

Stephen K. Carter, M.D                         Director                            145,000(6)             *

Donald R. Conklin                              Director                            460,500(7)           1.3%

James J. Loughlin                              Director                             16,250(8)             *

Andrew P. Savadelis                            Senior Vice President, Chief         63,750(9)             *
                                               Financial Officer, Director

David Sidransky, M.D                           Director, Chairman of the            83,750(10)            *
                                               Scientific Advisory Board

Paul M. Weiss, Ph.D                            Director                             65,000(11)            *

All executive officers and directors as a                                        2,029,445(12)          5.6%
group (8 persons)

----------
*     Represents less than 1% of Alfacell's outstanding Common Stock.

(1) Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares beneficially owned by them. The address of all executive officers and directors is c/o Alfacell Corporation, 225 Belleville Avenue, Bloomfield, New Jersey, 07003.

(2) All shares listed are Common Stock. Except as discussed below, none of these shares are subject to rights to acquire beneficial ownership, as specified in Rule 13d-3(1) under the Exchange Act, and the beneficial owner has sole voting and investment power, subject to community property law where applicable.

(3) The percentage of stock outstanding for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of October 31, 2004 by (ii) the sum of (A) the number of shares of Common Stock outstanding as of October 31, 2004 plus (B) the number of shares issuable upon exercise of options or warrants held by such stockholder which were exercisable as of October 31, 2004 or which will become exercisable within 60 days after October 31, 2004.

(4) As of November 24, 2004. Includes 645,445 shares underlying options which are currently exercisable or which will become exercisable within 60 days after November 24, 2004 and 110,000 shares underlying warrants which are currently exercisable or which will become exercisable within 60 days after November 24, 2004.

(5) Includes 13,750 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2004.

(6) Includes 145,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2004.

(7) Includes 75,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2004 and 110,000 shares underlying warrants which are currently exercisable or which will become exercisable within 60 days after October 31, 2004.

(8) Includes 13,750 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2004.

(9) Includes 63,750 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2004.

10) Dr. Sidransky joined Alfacell's Board of Directors effective as of May 28, 2004. His beneficial ownership includes 43,750 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2004.

(11) Includes 52,500 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2004.

(12) Includes all shares owned beneficially by the directors and the executive officers named in the table.

Section 16(a) beneficial ownership reporting compliance

      Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and executive officers complied during 2004 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

      Under Alfacell's (the "Company") By-laws, all directors elected by stockholders are elected for a one-year term. Each of the nominees has consented to serve a one-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Director Nomination Process

      The nominating process is carried out by the full Board of Directors (the "Board) as described below:

      The Board will have a majority of directors who meet the criteria for independence as required by the Nasdaq Stock Market (the "Independent Directors").

      The Board determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company's stockholders. In evaluating a candidate for nomination as a director of the Company, the Board will consider criteria including business and financial expertise; geography; experience as a director of a public company; gender and ethnic diversity on the Board; and general criteria such as ethical standards, independent thought, practical wisdom and mature judgment. The Board will consider these criteria for nominees identified by the Board, by stockholders, or through some other source.

      These general criteria are subject to modification and the Board shall be able, in the exercise of its discretion, to deviate from these general criteria from time to time, as the Board may deem appropriate or as required by applicable laws and regulations.

      The Board will consider qualified candidates for possible nomination that are submitted by the Company's stockholders. Stockholders wishing to make such a submission may do so by sending the following information to the Board c/o Chief Executive Officer at 225 Belleville Avenue, Bloomfield, New Jersey 07003:

      o     Name, age and contact information of the candidate;

      o     A brief biographical sketch and resume;

      o Written consent evidencing the candidate's willingness to be named in the proxy and to serve as a director if elected;

      o A description of all arrangements or understandings between the stockholder and the candidate and any other person relating to the candidate;

      o A signed statement as to the submitting stockholder's current status as a stockholder and the number of shares currently held; and

      o All other information about the candidate that would be required to be included in the proxy statement soliciting proxies for the election of directors under the rules promulgated under the Exchange Act.

      The Board conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual's willingness to serve and other background information. This information is evaluated against the criteria set forth above and the Company's specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the Company's needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Board, with the approval of at least a majority of the Independent Directors, determines which nominee(s) to include as the slate of candidates that the Board recommends for election at each annual meeting of the Company's stockholders.

      The Board uses the same process for evaluating all nominees, regardless of the original source of the nomination.

Nominees standing for election to the Board

                                                                       Current Position
        Name                 Age      Director Since                     With Company
-----------------------      ---      --------------      ----------------------------------------
Kuslima Shogen               59            1981           Chief Executive Officer, Chairman of the
                                                          Board

John P. Brancaccio           56            2004           Director

Stephen K. Carter, M.D.      66            1997           Director

Donald R. Conklin            68            1997           Director

James J. Loughlin            61            2004           Director

Andrew P. Savadelis          47            2004           Chief Financial Officer, Director

David Sidransky, M.D.        45            2004           Director, Chairman of the Scientific
                                                          Advisory Board

Paul M. Weiss, Ph.D.         46            2003           Director

Business experience of nominees to the Board

      The nominees have provided the following information about their principal occupation, business experience and other matters.

      Kuslima Shogen has served as our Chief Executive Officer since September 1986, as Chairman of the Board since August 1996, as a Director since our inception and as Acting Chief Financial Officer from June 23, 1999 until March 2004. She also served as our Chief Financial Officer from September 1986 through July 1994 and as our President from September 1986 through July 1996. Ms. Shogen formed the company in 1981 to pursue research that she had initiated while a biology student in the University Honors Program at Fairleigh Dickenson University. Prior to our founding, from 1976 to 1981 she was founder and president of a biomedical research consortium specializing in Good Laboratory Practices and animal toxicology. During that time, she also served as a consultant for the Lever Brothers Research Group. Ms. Shogen has received numerous awards for achievements in biology, including the Sigma Xi first prize from the Scientific Research Society of North America in 1974 and first prize for the most outstanding research paper in biology at the Eastern College Science Conferences competitions in 1972, 1973, and 1974. She earned a B.S. degree in 1974, M.S. in 1976 and also completed graduate studies in 1978 from Fairleigh Dickenson University. She is a Phi Beta Kappa graduate.

      John P. Brancaccio joined the Board of Directors in January 2004. Mr. Brancaccio is currently the chief financial officer of an incubator for venture backed medical device companies and also serves on the board of Callisto Pharmaceuticals, Inc. a publicly traded biopharmaceutical company where he is chairman of the Audit Committee. He was formerly the secretary and treasurer of Memory Pharmaceuticals Corporation after serving in the capacity of their acting chief financial officer. Prior to Memory Pharmaceuticals, Mr. Brancaccio held the positions of chief financial officer and chief operating officer of Eline Group, a publicly traded entertainment and media company, where he oversaw the roll up of several related companies into the group and completed private equity financing placements. Prior to joining Eline Group, he held a number of senior executive positions in public and private companies including Atlantic Pharmaceuticals, Zambon Corporation, Deven International and Health Learning Systems. During his tenure with these companies he participated in initial public offerings and the negotiating of licensing and development agreements within both the pharmaceutical and biotechnology industries. He is a Certified Public Accountant and a graduate of Seton Hall University.

      Stephen K. Carter, M.D. joined the Board of Directors in May 1997. In addition, Dr. Carter also serves as a senior clinical consultant to Sugen, Inc. From 1995 through 1997, he served as Senior Vice President of Research and Development for Boehringer-Ingelheim Pharmaceuticals. Before this, Dr. Carter spent over 13 years with Bristol-Myers Squibb, an international leader in the development of innovative anti-cancer and anti-viral therapies. He held a variety of senior executive research and development positions while at Bristol-Myers, including serving for five years as Senior Vice President of worldwide clinical research and development of its Pharmaceutical Research Institute. From 1976 to 1982, he established and directed the Northern California Cancer Program. Prior to this, he held a number of positions during a nine-year tenure at the National Cancer Institute, including the position of Deputy Director at the National Institutes of Health. He has also been a member of the faculties of the medical schools of Stanford University, the University of California at San Francisco and New York University. Dr. Carter has published extensively on the development of anti-cancer drugs, was the co-founding editor of journals devoted to cancer therapeutics or immunology, and has served on the editorial boards of a number of additional journals dedicated to cancer treatment. He is a member of the American Society of Clinical Oncology, the American Association for Cancer Research, and the Society of Surgical Oncology, as well as several other medical societies. Dr. Carter earned his B.A. from Columbia University and his M.D. from New York Medical College. He currently serves on the Board of Directors of Cytogen Corporation, Vion Pharmaceuticals, Achillion Pharmaceuticals and Sopherion Therapeutics.

      Donald R. Conklin joined the Board of Directors in May 1997. Prior to his retirement in May 1997, Mr. Conklin was a senior executive with Schering-Plough, a major worldwide pharmaceutical firm. During his more than 35 years with Schering-Plough, he held a variety of key management positions within the firm. From 1986 to 1994, he served as President of Schering-Plough Pharmaceuticals and Executive Vice-President of Schering-Plough Corporation. In this position, he was responsible for worldwide pharmaceutical operations, including the launch of INTRON A(R) (interferon alfa-2b). Prior to this, Mr. Conklin had served as President of Schering USA and had held a variety of executive marketing positions in the United States, Europe, and Latin America. Immediately preceding his retirement, he was Chairman of Schering-Plough Health Care Products and an Executive Vice President of Schering-Plough Corporation. Mr. Conklin received his B.A. with highest honors from Williams College and his M.B.A. degree from the Rutgers University School of Business. He currently serves on the Board of Directors of Ventiv Health, Inc.

      James J. Loughlin joined the Board of Directors in January 2004. Elected to partnership in 1973, Mr. Loughlin remained with KPMG LLP ("KPMG") until September 2003, when he retired from the Pharmaceuticals Practice, Life Sciences and Chemicals division. During his career, Mr. Loughlin served in various executive positions throughout KPMG, including Managing Partner of the firm's Milwaukee, Wisconsin office, Partner-in-Charge of Human Resources for the United States in the firm's National Executive Office in New York, and Partner-in-Charge of Audit Practice in the firm's Short Hills, New Jersey office. Mr. Loughlin was also elected to and served on the firm's Board of Directors from 1994 until 1998. Mr. Loughlin has gained extensive experience serving multinational pharmaceutical manufacturing and distribution companies. Mr. Loughlin is a Certified Public Accountant in the States of New Jersey, New York and Wisconsin. He received his B.S. in accounting from St. Peter's College.

      Andrew P. Savadelis joined the Board of Directors in January 2004 and was appointed Chief Financial Officer and Senior Vice President of Finance in March 2004. Mr. Savadelis served as Chief Financial Officer, Senior Vice President, Finance from September 2002 to July 2003 for Orchid BioSciences, Inc. From January 2002 through September 2002, he was a Principal at Stratus Photonics Inc., a startup developer of optical signal conditioning products. From September 2000 to January 2002, Mr. Savadelis served as Chief Financial Officer and Executive Vice President, Finance for eMagin Corporation. Prior to this, Mr. Savadelis served as Treasurer, Senior Director of Mergers and Acquisitions and Assistant Secretary for ANADIGICS, Inc., from 1993 to 2000. From 1986 to 1993, Mr. Savadelis held several different positions at Bristol-Myers Squibb Company. Mr. Savadelis received his B.S. in biology from Albright College and his M.B.A. from Cornell University.

      David Sidransky, M.D., joined our Board of Directors May 2004 and serves as Chairman of our Scientific Advisory Board. Dr. Sidransky is a founder of several private biotechnology companies and has served on numerous scientific advisory boards of many private and public companies, including Medimmune, Telik, Roche and Amgen. He was formerly on the board of scientific counselors at the NIDCR and is currently a member of the Recombinant DNA advisory committee at the National Institute of Health NIH (RAC) and the Board of Directors of ImClone Systems. Dr. Sidransky is on numerous editorial boards and is senior editor of Clinical Cancer Research. Currently, Dr. Sidransky is the Director of the Head and Neck Cancer Research Division at Johns Hopkins University School of Medicine. In addition, he is Professor of Oncology, Otolaryngology-Head and Neck Surgery, Cellular & Molecular Medicine, Urology, Genetics, and Pathology at John Hopkins University and Hospital. Dr. Sidransky is certified in Internal Medicine and Medical Oncology by the American Board of Medicine. He has over 250 peer-reviewed publications, and has contributed more than 40 cancer reviews and chapters and also has numerous issued biotechnology patents. He has been the recipient of many awards and honors, including the 1997 Sarstedt International prize from the German Society of Clinical Chemistry, the 1998 Alton Ochsner Award

Relating Smoking and Health by the American College of Chest Physicians and the 2004 Hinda and Richard Rosenthal Award from the American Association of Cancer Research.

      Paul Weiss, Ph.D., joined our Board of Directors in February 2003. Dr. Weiss is President of Gala Design, a wholly-owned subsidiary of Cardinal Health. He had served as a director on Gala's Board from 1998 to 2001, when he joined the management team as Senior Vice President of Business Development. Prior to joining Gala Design, Dr. Weiss was Vice President of Technology and Product Licensing at 3-Dimensional Pharmaceuticals from 1998 to 2001. Prior to joining 3-Dimensional Pharmaceuticals, Dr. Weiss was Director of Licensing for Wyeth-Ayerst Laboratories, a division of Wyeth Pharmaceuticals. Dr. Weiss holds a Ph.D. in Biochemistry and an MBA from the University of Wisconsin-Madison and a B.Sc. in Biochemistry from Carleton University Institute of Biochemistry in Ottawa, Ontario.

Board recommendation and stockholder vote required

      The Board of Directors recommends a vote FOR the election of each of the nominees named above. (Proposal No. 1 on the proxy card). The affirmative vote of a plurality of the votes represented in person or by proxy and entitled to vote, cast at the meeting is required for the election of directors.

How often did the Board meet during 2004?

      The Board of Directors met twice during 2004. Each director attended at least 75% of the total number of meetings of the Board and committees on which he or she served.

How are directors compensated?

      Directors receive no cash compensation in consideration for their serving on the Board of Directors.

      In May 1997 and in December 1997, the Board of Directors and the stockholders, respectively, approved our 1997 Stock Option Plan, which, among other things, provides for automatic grants of options under a formula to non-employee directors or independent directors on an annual basis. The formula provides that (i) on each December 31st each independent director receives automatically an option to purchase 15,000 shares of our Common Stock, or the regular grant; and (ii) on the date of each independent director's initial election to the Board of Directors, the newly elected independent director automatically receives an option to purchase the independent director's pro rata share of the regular grant which equals the product of 1,250 multiplied by the number of whole months remaining in the calendar year, or the pro rata grant. Each option granted pursuant to a regular grant and a pro rata grant vests and becomes exercisable on December 30th following the date of grant. An option will not become exercisable as to any shares unless the independent director has served continuously on the Board during the year preceding the date on which such options are scheduled to vest and become exercisable, or from the date the independent director joined the Board until the date on which the options are scheduled to vest and become exercisable. However, if an independent director does not fulfill such continuous service requirement due to the independent director's death or disability all options held by the independent director nonetheless vest and become exercisable as described herein. An option granted pursuant to the formula remains exercisable for a period of five years after the date the option first becomes exercisable. The per share exercise price of an option granted under the formula is equal to the average of the high and low trade prices of our Common Stock for the twenty (20) trading days preceding the date of grant.

                            DIRECTORS' STOCK OPTIONS

      During the fiscal year ended July 31, 2004, the following non-employee directors listed below were granted options under Alfacell's 1997 Stock Option Plan, pursuant to the formula set forth above. The exercise prices of the options are equal to the formula set forth above.

                                                     Number of
Name                                                  Options     Exercise Price
--------------------------------------------------   ---------    --------------
John P. Brancaccio                                   13,750(1)        $3.74

Stephen K. Carter, M.D                               15,000(2)        $3.78

Donald R. Conklin                                    15,000(2)        $3.78

James J. Loughlin                                    13,750(1)        $3.74

David Sidransky, M.D                                  8,750(3)        $8.18

Paul M. Weiss, Ph.D                                  15,000(2)        $3.78

----------
      (1) Granted on January 14, 2004, vest on December 30, 2004 and expire on December 30, 2009.

      (2) Granted on December 31, 2003, vest on December 30, 2004 and expire on December 30, 2009.

      (3) Granted on May 28, 2004, vest on December 30, 2004 and expire on December 30, 2009.

                           BOARD COMMITTEE MEMBERSHIP

What committees has the Board established?

      The Board of Directors has standing Compensation and Audit Committees. The membership of the standing committees as of the fiscal year end July 31, 2004, is set forth in the following table.

                                                      Compensation    Audit
      Name                                             Committee    Committee
      ---------------------------------------------   ------------  ---------
      John P. Brancaccio                                   **           *

      Donald R. Conklin                                    *

      James J. Loughlin                                                 **

      Paul M. Weiss, Ph.D.(1)                              *            *

----------
*     Member

**    Chair

      (1)   Appointed as a member of the Audit Committee August 17, 2004.

      Compensation Committee. During the fiscal year ended July 31, 2004, Alfacell's Compensation Committee was first composed of two directors, Messrs. Conklin and Stadler through January 14, 2004 and three directors Messrs. Brancaccio, Conklin and Weiss from January 14, 2004 through July 31, 2004, all of whom were considered "independent directors," as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards. In fiscal 2004, the Compensation Committee met twice.

The Compensation Committee's primary functions are to:

      o Approve executive compensation, including the corporate goals and objectives to be used in evaluating the performance of the CEO and determining the CEO's compensation;

      o     Approve salary ranges and bonus plans for non-executive officers;

      o Administering stock plans and benefit programs and approve any amendments to existing plans;

      o     Recommend director compensation; and

      o     Review the compensation policy for all of Alfacell's employees.

      Audit Committee. During the fiscal year ended July 31, 2004, Alfacell's Audit Committee was composed of two directors, Messrs. Conklin and Stadler through January 14, 2004 and two directors, Messrs. Brancaccio and Loughlin from January 14, 2004 through July 31, 2004. All such directors were considered "independent directors," as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards and
Section 10A(m)(3) of the Exchange Act. In fiscal 2004, the Audit Committee met three times. In August 2004, Mr. Weiss was appointed to the Audit Committee in anticipation of the Company's listing on the Nasdaq SmallCap Market in order to fulfill the Audit Committee rules as required by Nasdaq and in accordance with the Company's Audit Committee Charter.

      On November 9, 2003, the Board of Directors adopted Alfacell Corporation's Audit Committee Charter. According to the Charter, the Audit Committee shall be comprised of at least three directors, each of whom shall meet the independence requirements of the Nasdaq National Market and Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and each of whom shall not have participated in the preparation of the financial statements of the Company at any time during the past three years. The Audit Committee's purpose, duties and responsibilities under its charter include those specified in the listing standards of the Nasdaq Stock Exchange for audit committees.

      The Charter describes the primary functions of the Audit Committee as follows:

      o To appoint, evaluate and, as the Committee may deem appropriate, terminate and replace our independent registered public accounting firm;

      o To monitor the independence of our independent registered public accounting firm;

      o To determine the compensation to be paid to our independent registered public accounting firm;

      o To review with management and our independent registered public accounting firm the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements;

      o To review the experience and qualifications of the senior members of the independent registered public accounting firm team and the quality control procedures thereof. To review the experience and qualifications of our Company's senior finance executives;

      o To pre-approve all audit services and permitted non-audit services to be performed by our independent registered public accounting firm and to establish policies and procedures for the engagement of our independent registered public accounting firm to provide permitted non-audit services;

      o To conduct annual reviews and assessments of the adequacy of our Charter and the continued independence of the independent registered public accounting firm and recommend any proposed changes to the Board for approval;

      o To review all related-party transactions for potential conflict of interest situations and approve such related-party transactions;

      o To establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal controls and auditing matters; and

      o     To report to the Board on such matters.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

      As of July 31, 2004, the Audit Committee of Alfacell's Board of Directors was composed of James J. Loughlin, Chairman, and John P. Brancaccio, both of whom were non-employee directors. Both members of the Audit Committee were independent as independence is defined in Rule 4200(a)(15) of the NASD listing standards and Section 1OA(M)(3) of the Exchange Act. Messrs. Loughlin and Brancaccio qualify as audit committee financial experts as defined by Item 401
(h) of Regulation S-K and Section 10A(M)(3) of the Exchange Act. In addition, Dr. Paul M. Weiss was appointed to our Audit Committee on August 17, 2004 and is also deemed independent according to the standards noted above.

      On November 9, 2003, the Board of Directors adopted a written charter. Such charter requires the Company to meet the rules and regulations of the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002. The members of the Audit Committee meet current audit committee requirements. Alfacell will endeavor to continue to meet all current audit committee requirements. The Audit Committee is charged with the responsibility of selecting and appointing the independent accountants and has chosen to have the selection ratified by stockholders.

      Management is responsible for Alfacell's internal controls and the financial reporting process. Alfacell's independent registered public accounting firm is responsible for performing an independent audit of Alfacell's financial statements in accordance with the statements of the Public Company Accounting Oversight Board (United States) and to issue a report on Alfacell's financial statements. The Audit Committee's responsibility is to monitor and oversee these processes. In carrying out its oversight responsibilities, the Audit Committee is not providing any expert, professional or special assurances as to our financial statements or any professional certification. The Audit Committee relies on the information provided and representations made to it by management, and also on the reports on our financial statements that it receives from our independent registered public accounting firm.

      In this context, the Audit Committee has reviewed and discussed the financial statements with management and our independent registered public accounting firm. Management represented to the Audit Committee that Alfacell's financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended.

      Alfacell's independent registered public accounting firm also provided and discussed with the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also reviewed and discussed with the independent registered public accounting firm the firm's independence. The Audit Committee found that the non-audit services, as described on page 15 under "Audit-Related Fees," "Tax Fees," and "All Other Fees" provided by the independent registered public accounting firm during the year ended July 31, 2004 were compatible with maintaining the independent registered public accounting firm' independence.

      Based upon the Audit Committee's discussion with management and the independent registered public accounting firm and the Audit Committee's review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Alfacell's Annual Report on Form 10-K for the year ended July 31, 2004 filed with the Securities and Exchange Commission on October 14, 2004.

      In addition, the Audit Committee has approved the reappointment of J.H. Cohn LLP as our independent registered public accounting firm for fiscal year 2005, and has submitted the reappointment to the stockholders for ratification at this annual meeting. The Audit Committee pre-approved the terms of the audit services to be provided by our independent registered public accounting firm for fiscal year 2005.

      This report is respectfully submitted by the members of the Audit Committee of the Board.

                                        James J. Loughlin, Chairman
                                        John P. Brancaccio
                                        Paul M. Weiss, Ph.D.

----------
(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference with any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

      In accordance with the requirements of the Sarbanes-Oxley Act of 2002 (the "Act") and the Audit Committee's charter, all audit and audit-related work and all non-audit work performed by the independent registered public accounting firm, J.H. Cohn LLP, is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered that was approved through its pre-approval process.

Audit fees

      Audit fees billed to Alfacell by J.H. Cohn LLP for the audit of the financial statements included in Alfacell's Annual Report on Form 10-K, reviews of the financial statements included in Alfacell's Quarterly Reports on Form 10-Q, work related to Alfacell's registration statements and consultation on accounting topics for the years ended July 31, 2004 and July 31, 2003 totaled approximately $82,036 and $16,775 respectively.

Audit-related fees

      None.

Tax fees

      None.

All other fees

      None.

                           SUMMARY COMPENSATION TABLE

      The following table provides a summary of cash and non-cash compensation for each of the last three fiscal years ended July 31, 2004, 2003 and 2002 with respect to the person serving as Alfacell's Chief Executive Officer during the year ended July 31, 2004, and Alfacell's only other executive officer (collectively, the "Named Officers").

                                                                                               Long-Term
                                                          Annual Compensation                 Compensation
                                          --------------------------------------------------  ------------

                                                                                               Securities
Name and Principal                                                          Other Annual       Underlying           All Other
Position                       Year        Salary ($)     Bonus ($)      Compensation ($)(1)   Options (#)    Compensation ($)(2)
------------------------       ----       -----------     ---------      -------------------   -----------    -------------------
Kuslima Shogen                 2004       $150,000(3)         0                   0             300,000             $  6,058
Chief Executive Officer,       2003       $150,000(3)         0                   0             115,000             $  2,077
Chairman of the Board          2002       $150,000            0                   0             115,000             $  4,154
of Directors

Andrew P. Savadelis(4)         2004       $ 50,365            0                   0             413,750(5)                --
Senior Vice President,         2003             --           --                  --                  --                   --
Chief Financial Officer,       2002             --           --                  --                  --                   --
Director

----------
(1) Excludes perquisites and other personal benefits that in the aggregate do not exceed the lesser of $50,000 or 10% of the Named Officer's total annual salary and bonus.

(2)   Consist of Alfacell's annual contributions to a 401(k) plan.

(3) Unpaid gross salary of $80,780 for the fiscal year ended July 31, 2003 was paid during the fiscal year ended July 31, 2004.

(4) Mr. Savadelis was appointed our Senior Vice President, Chief Financial Officer March 1, 2004.

(5) Mr. Savadelis was granted 400,000 options to purchase common stock of which 50,000 shares were exercisable 90 days after grant commensurate with his appointment as our Chief Financial Officer. The remaining 350,000 shares vest equally over a period of four years from the date of grant. Mr. Savadelis was also granted

      13,750 options to purchase common stock upon his election as an independent Board member to our Board of Directors on January 14, 2004, which options fully vest on December 30, 2004.

                        OPTION GRANTS IN LAST FISCAL YEAR

      The following table contains information concerning the grant of stock options to the Named Officers during the fiscal year ended July 31, 2004:

                                            Individual Grants
                         -----------------------------------------------------
                          Number of     % of Total                                      Potential Realizable Value at
                         Securities      Options                                        Assumed Annual Rates of Stock
                         Underlying     Granted to    Exercise or                  Price Appreciation for Option Term (2)
                           Options     Employees in    Base Price   Expiration     --------------------------------------
       Name              Granted (#)    Fiscal Year   ($/Share)(1)     Date        0%($)        5%($)           10%($)
-------------------------------------------------------------------------------------------------------------------------
Kuslima Shogen            300,000(3)       26.26%          (3)         (3)          --       $  622,559       $1,160,422

Andrew P. Savadelis       413,750(4)       35.01%          (4)         (4)          --       $1,209,108       $3,059,506

----------
(1) The exercise price of these options was based on the average of the high and low trade prices of our Common Stock for the twenty trading days preceding the date of grant.

(2) The amounts set forth in the three columns represent hypothetical gains that might be achieved by the optionees if the respective options are exercised at the end of their terms. These gains are based on assumed rates of stock price appreciation of 0%, 5% and 10%. The 0% appreciation column is included because the exercise prices of the options equal the market price of the underlying Common Stock on the date the options were granted, and thus the options will have no value unless our stock price increases above the exercise prices.

(3) 150,000 of these options have an exercise price of $1.58 per share, vest and become exercisable as to 20% of the shares on the date of grant and as to an additional 20% of the shares each year thereafter until these options are fully vested and will expire five years after the date they become exercisable. The remaining 150,000 options with an exercise price of $8.10 per share, vested and became exercisable on the date of grant and will expire five years from the date they become exercisable.

(4) 400,000 of these options have an exercise price of $4.75 per share, 50,000 shares of which were exercisable 90 days after grant, 350,000 shares vest equally over four years from date of grant and will expire ten years from the date of grant. The remaining 13,750 options with an exercise price of $3.74 per share, vest and become exercisable on December 30, 2004 and will expire five years after the date they become exercisable.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

      The following table sets forth the information with respect to the Named Officers concerning the exercise of options during 2004 and unexercised options held as of July 31, 2004.

                                                       Number of Securities          Value of Unexercised
                                                      Underlying Unexercised         In-the-Money Options
                                                      Options at Year-End (#)         at Year-End ($)(2)
                                                    --------------------------   -----------------------------
                         Shares
                      Acquired on
                        Exercise        Value
       Name               (#)      Realized ($)(1)  Exercisable  Unexercisable   Exercisable     Unexercisable
-------------------   -----------  ---------------  -----------  -------------   -----------     -------------
Kuslima Shogen            None          None          446,445       258,000       $2,901,892       $1,677,000

Andrew P. Savadelis       None          None           50,000       363,750       $  325,000       $2,364,375

----------
(1) Based on the fair market value of the purchased shares on the exercise date less the share exercise price paid.

(2) The fair market value of the Common Stock at the fiscal year end was based on the average of the high and low trade prices ($6.50) for the Common Stock obtained from the OTC Bulletin Board on the last trading day of the fiscal year July 31, 2004.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During the fiscal year ended July 31, 2004, the members of the Board of Directors who served on the Compensation Committee were Messrs. Conklin, Carter and Stadler, through January 14, 2004, and Messrs. Brancaccio, Conklin and Weiss from January 14, 2004 through July 31, 2004. All such directors are non-employee directors and have never been officers of Alfacell. During the fiscal year ended July 31, 2004, no executive officer of Alfacell served on the Compensation Committee or Board of Directors of any other entity which had any executive officer who also served on the Compensation Committee or Board of Directors of Alfacell.

       REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS(2)

      The Compensation Committee has overall responsibility for evaluating and approving the Company's executive officer compensation plans, policies and programs, including compensation of the Chief Executive Officer. During the fiscal year ended July 31, 2004, the Compensation Committee consisted of three non-employee directors. Our compensation program, both for our executive officers as well as for all employees, is based on the philosophy that the interests of our employees should be closely aligned with those of our stockholders. As with many other biotechnology companies, Alfacell's current level of development and the highly volatile nature of biotechnology stocks in general makes executive compensation, which is normally based on sales and earnings goals, or strictly based on stock performance, impracticable. In determining compensation, the Compensation Committee generally reviews the progress made by the individual officer in attaining his or her individual goals and the progress made by the Company in its drug development programs. In addition, the Compensation Committee keeps the Company's stock performance in mind when making compensation decisions. Finally, the Compensation Committee generally reviews and takes into account, competitive factors regarding compensation. Our compensation program is based on the following principles:

      o Compensation opportunities should attract the best talent, motivate individuals to perform at their highest levels, reward outstanding achievement, and retain the leadership and skills necessary for building long-term stockholder value;

      o     A bonus potential which is tied directly to operating objectives;
            and

      o A long-term incentive award generally in the form of stock option grants to increase ownership in the Company and encourage executives to manage from the perspective of owners of the Company.

Chief Executive Officer's Compensation

      The compensation paid in the fiscal year ended July 31, 2004, to the Company's Chief Executive Officer and the other executive officer named in the Summary Compensation Table above consisted of base salary and stock options. The compensation level for each of these executives in the fiscal year ended July 31, 2004, was based on the Compensation Committee's evaluation of a number of factors, including the executive's position and responsibilities, service and accomplishments and present and expected future value to the Company.

      This report is respectfully submitted by the members of the Compensation Committee of the Board.

                                        John P. Brancaccio, Chairman
                                        Donald R. Conklin
                                        Paul M. Weiss, Ph.D.

----------
(2) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference with any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                    STOCKHOLDER RETURN PERFORMANCE GRAPH(3)

      The graph below summarizes the total cumulative return experienced by Alfacell's stockholders during the five-year period ended July 31, 2004, compared to the Nasdaq Stock Market Index and the Nasdaq Pharmaceutical Index. The changes for the periods shown in the graph and table are based on the assumption that $100.00 was invested in Alfacell Corporation Common Stock and in each index below on July 31, 1999 and that all cash dividends were reinvested. The table does not forecast performance of our common stock.

                 COMPARATIVE CUMULATIVE TOTAL SHAREHOLDER RETURN

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 7/99        7/00        7/01        7/02        7/03        7/04
ALFACELL CORPORATION           100.000     181.200     172.000      67.000     264.000   1,320.000
NASDAQ STOCK MARKET (U.S.)     100.000     142.679      76.552      50.605      66.094      71.984
NASDAQ PHARMACEUTICAL          100.000     190.194     158.515     102.154     150.573     145.685

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During the fiscal year ended July 31, 2004, the Company paid $80,000 of gross salary to its CEO due from fiscal year ended July 31, 2003. At fiscal years ended July 31, 2004 and 2003, $151,815 and $142,287, respectively were due from the Company's CEO, from which the Company earned approximately $9,500 interest for each of the fiscal years 2004 and 2003. This loan was made prior to July 30, 2002 and has not since been materially modified, thus it is not in violation of the Sarbanes-Oxley Act of 2002.

      In November 2003, we issued 25,000 five-year stock options to Paul Weiss, a current director, as payment for non-board related services. The options vested immediately and have a per share exercise price of $3.46. We recorded a total of $52,658 of non-cash expenses for these options, based upon the fair value on the date of the issuance as estimated by the Black-Scholes options pricing model.

      In November 2003 and January 2004, we issued 35,000 five-year stock options and 40,000 shares of restricted common stock, respectively, to David Sidransky, MD, for payment of previous collaborative services rendered before he became a director. The options vested immediately and have a per share exercise price of $3.46. We recorded $70,700 and $72,000 non-cash expenses for the 35,000 stock options and restricted shares, respectively. The value of the stock options were based upon their` fair value on the date of issuance as estimated by the Black-Scholes options pricing model.

      In March 2004, we issued an option to Andrew Savadelis, a current director, to purchase 400,000 shares of Common Stock at a per share exercise price of $4.75 in connection with his appointment as Chief Financial Officer of the Company.

----------
(3) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference with any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.


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

PROPOSAL NO. 2 -- RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      As part of our implementing the Sarbanes-Oxley Act, the Audit Committee, rather than the full Board, began selecting our independent registered public accounting firm, reviewing the scope of the annual audit and pre-approving audit-related and other services to be performed by the independent registered public accounting firm. After evaluating their performance in fiscal 2004, the Audit Committee has selected J.H.Cohn LLP as our independent registered public accounting firm for our fiscal year 2005 ending July 31, 2005. You are requested to ratify the Audit Committee's appointment of J.H.Cohn LLP as independent registered public accounting firm for our fiscal 2005. Representatives of J.H. Cohn LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders present at the meeting.

      On December 6, 2002, KPMG LLP resigned as our independent registered pubic accounting firm and was replaced by J.H. Cohn LLP as our independent registered public accounting firm for fiscal 2003. The engagement of J.H. Cohn LLP was approved by our Audit Committee. The reports of KPMG LLP on the financial statements for the 2002 fiscal year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that the report on our financial statements for the fiscal year ended July 31, 2002 contained a separate paragraph stating that "the Company has suffered recurring losses from operations, has a working capital deficit and has limited liquid resources which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." During the fiscal year ended 2002 and through December 6, 2002, the date of J.H. Cohn LLP's appointment, there were no disagreements between us and KPMG LLP on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their report on the financial statements for such years.

Board recommendation and stockholder vote required

      The Board of Directors recommends a vote FOR ratification of the appointment of J.H. Cohn LLP as Alfacell's independent registered public accounting firm for the year ending July 31, 2005 (Proposal No. 2 on the proxy card). The affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.

      If the appointment is not ratified, the Audit Committee will select another independent registered public accounting firm. If the appointment is ratified, the Audit Committee reserves the right to appoint another independent registered public accounting firm.

                                 CODE OF ETHICS

      Alfacell has adopted a written Code of Business Conduct and Ethics ("Code of Ethics") that applies to the Company's principal executive officer, principal financial officer, principal accounting officer, controller and to all its other employees. These standards are a guide to help ensure that all our employees live up to our high ethical standards. A copy of the Code of Ethics is maintained on our website at www.alfacell.com.

      We intend to post on our website, any amendment to or waiver from any provision in our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and that relates to any element of the standards enumerated in the rules of the Securities and Exchange Commission.

               ANNUAL REPORT TO STOCKHOLDERS AND INCORPORATION OF
                             DOCUMENTS BY REFERENCE

      Alfacell's 2004 Annual Report to Stockholders on Form 10-K for the fiscal year ended July 31, 2004, including audited financial statements, filed with the Securities and Exchange Commission on October 14, 2004, accompanies this proxy statement. The following portions of the Annual Report are incorporated herein by reference: Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; Item 7A. Quantitative and Qualitative Disclosures About Market Risk and Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

                             STOCKHOLDERS' PROPOSALS

      It is anticipated that Alfacell's fiscal 2005 Annual Meeting of Stockholders will be held on or about January 26, 2006. In order for a stockholder to have a proposal included in the proxy statement for the 2005 annual stockholders' meeting, the proposal must comply with both the procedures identified by Rule 14a-8 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), and be received in writing by Alfacell's Secretary on or before 5:00 P.M. Eastern Standard Time on August 16, 2005. Such a proposal will be considered at the 2005 annual stockholders' meeting.

      In the event a stockholder does not meet the August 16, 2005 deadline, the stockholder can still give notice of a proposal to be presented at the 2005 annual stockholders' meeting until October 29, 2005, however, such proposal will not be included in the proxy materials relating to such meeting. Such a proposal will be considered timely within Rule 14a-4(c) and may be considered at the 2005 annual stockholders' meeting if it complies with Rule 14a-8.

      Any proposal received after October 29, 2005 will be considered untimely within 14a-4(c) of the Exchange Act and the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to such proposal.

                                     GENERAL

      The expenses of preparing and mailing this proxy statement and the accompanying proxy card and the cost of solicitation of proxies, if any, will be borne by Alfacell. In addition to the use of mailings, proxies may be solicited by personal interview, telephone and telegraph, and by directors, officers and regular employees of Alfacell without special compensation therefore. Alfacell expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Alfacell's Common Stock.

      Unless contrary instructions are indicated on the proxy card, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR all of the proposals described in this proxy statement.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters to be brought before the Annual Meeting. If matters other than the foregoing should arise at the Annual Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons named in the proxy card. Please complete, sign and date the enclosed proxy card, which is revocable as described herein, and mail it promptly in the enclosed postage-paid envelope.

                                        By Order of the Board of Directors,


                                        ___________________________
                                        Kuslima Shogen
                                        Chief Executive Officer, Chairman of the
                                        Board

Dated: December 13, 2004


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